SECOND MODIFICATION AGREEMENT



DATE:             October 4, 1994

PARTIES:          Borrower:         LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP,
                                    an Arizona limited partnership.

                  Bank: BANK ONE, ARIZONA, NA, a national banking association.


RECITALS:

     A. Bank has extended to Borrower credit ("Acquisition Loan") in the principal amount of up to $5,000,000.00 pursuant to the Loan Agreement, dated September 9, 1991 ("Acquisition Loan Agreement"), and evidenced by the Secured Promissory Note, dated September 9, 1991 ("Acquisition Note"). The unpaid principal of the Acquisition Loan as of the date hereof is $329,000.00. Bank and Borrower have executed and delivered previously the Modification Agreement dated October 22, 1993 ("Modification") modifying the terms of the Acquisition Loan, the Acquisition Note, the Acquisition Loan Agreement, and/or the Acquisition Security Documents (hereinafter defined).


     B. Bank also has extended to Borrower credit ("Additional Loan") in the principal amount of $750,000.00 pursuant to the Loan Agreement dated October 22, 1993 ("Additional Loan Agreement"), and evidenced by the Secured Promissory Note dated October 22, 1993 ("Additional Note"). The unpaid principal of the Additional Loan as of the date hereof is $752,419.56.

     C. The Acquisition Loan is secured by, among other things, (i) the Deed of Trust (With Assignment of Rents and Security Agreement), dated September 9, 1991 ("Deed of Trust"), by Borrower, as trustor, for the benefit of Bank, as beneficiary, recorded on September 10, 1991, at Docket 1421, page 705, as Instrument No. 91-19146, records of Coconino County, Arizona, (ii) the Repayment Guaranty of Arthur J. Martori and L. Sue Martori dated September 9, 1991, and the Repayment Guaranty of Alan R. Mishkin dated September 9, 1991 (the "Acquisition Loan Guarantees"), (iii) the Collateral Assignment dated September 9, 1991, by Borrower in favor of Bank, recorded on September 10, 1991 at Docket 1421, page 758, as Instrument No. 91-19147, records of Coconino County, Arizona (the "Collateral Assignment"), (iv) the Security Agreement dated September 9, 1991, by Borrower in favor of Bank (the "Security Agreement"), and (v) the Assignment of Management Agreement dated as of September 9, 1991, by and between Borrower and Bank (the "Assignment") (the agreements, documents, and instruments securing the Acquisition Loan and the Acquisition Note are referred to individually and collectively as the "Acquisition Security Documents").

     D. The Additional Loan is secured by, among other things, (i) certain irrevocable standby letters of credit delivered to Bank pursuant to Section 6.9 of the Additional Loan Agreement (the "Letter of Credit"), and (ii) the Repayment Guaranty dated October 22, 1993 of Arthur J. Martori and L. Sue Martori and the Repayment Guaranty dated October 22, 1993 of Alan R. Mishkin (collectively, the "Additional Loan Guarantees"). The Agreements, documents, and instruments securing the Additional Loan and Additional Note are referred to individually and collectively as the "Additional Loan Security Documents").

     E. The Acquisition Loan Guarantees and the Additional Loan Guarantees are referred to collective herein as the "Guarantees". The Acquisition Note, the Acquisition Loan Agreement, the Acquisition Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Acquisition Loan, as modified in the Modification, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Acquisition Note", "Acquisition Loan Agreement", "Acquisition Deed of Trust", and "Acquisition Security Documents" shall mean such documents as modified in the Modification.

     F. Borrower has requested that Bank modify the Acquisition Loan and the Loan Documents as provided herein. Bank is willing to so modify the Acquisition Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.

     2.1    The Acquisition Loan Agreement is modified as follows:

              2.1.1 The definition of "Guarantor(s)" is modified in its entirety to read as follows:

            "Guarantor" shall mean ILX Incorporated, an Arizona corporation.

              2.1.2 The definition of "Interest Rate" is modified in its entirety to read as follows:

            "Interest Rate" shall mean one and one-quarter percent (1.25%) per annum above the Index Rate. The Interest Rate shall change from time to time as and when the Index Rate changes.

              2.1.3 The definition of "Letter of Credit" is hereby deleted in its entirety.

              2.1.4 The definition of "Loan Amount" set forth in the Acquisition Loan Agreement is modified in its entirety to read as follows:

              "Loan Amount" shall mean the amount of Two Million and No/100 Dollars ($2,000,000.00), plus any sum in addition thereto advanced by Lender at its discretion in accordance with the Loan Documents.

              2.1.5  The  definition  of  "Maturity   Date"  set  forth  in  the
Acquisition Loan Agreement is modified in its entirety to read as follows:

              "Maturity Date" shall mean October 4, 1996.

              2.1.6 The definition of "Refurbishment Account" and "Refurbishment Amount" are hereby deleted. Borrower acknowledges and agrees that no further funds remain in the Refurbishment Account and that Bank has no further obligations with respect thereto.

              2.1.7  The  definition  of  "Release   Price"  set  forth  in  the
Acquisition Loan Agreement is hereby modified in its entirety to read as follows:

              "Release Price" shall mean the sum of $1,000.00 per Timeshare Interval with respect to which Lender provides a Release pursuant to Article VIII hereof.

             2.1.8 Subsection 2.5(c) is modified in its entirety to read as follows:

               (c) [Intentionally deleted.]

             2.1.9  A new Section 4.18 is added to provide as follows:

                  4.18 Sewer Connection.  Borrower has caused the Premises to be connected to a sanitary sewer system constructed by the City of Sedona, Arizona, and the connection to such system is adequate to serve the Premises and the present and anticipated use thereof. Borrower is not liable for or obligated to pay any fees, costs, or expenses with respect to such construction or connection, nor is Borrower otherwise obligated to perform any services or take any other action with respect thereto.

              2.1.10 Section 5.16 is modified in its entirety to read as follows:

                  5.16 Loan-to-Value.  At all times during the term of the Loan, the unpaid principal balance of the Loan shall not exceed sixty percent (60%) of the value of the Project, as determined by Lender in its sole discretion based on the Appraisals obtained pursuant to Section 5.15 hereof. If for any reason the loan-to-value ratio exceeds said percentage, then Borrower shall, upon Lender's demand, immediately reduce the unpaid principal balance of the Loan, or deposit sufficient sums with Lender to reduce the loan-to-value ratio to at or below said percentage. For the purposes of determining the loan-to-value ratio, the value of the Project as determined pursuant to any Appraisal shall represent the fractional interest in the Project encumbered by the Deed of Trust (which may be adjusted by Lender from time to time in its sole discretion as fractional interests are sold and released) and, unless otherwise agreed or elected by Lender in its sole and absolute discretion, shall not include the value of Timeshare Intervals that have been sold or any amounts receivable in respect to the sale of such Timeshare Intervals.

             2.1.11 Section 5.17 is modified in its entirety to read as follows:

                  5.17 [Intentionally deleted.]

             2.1.12 Section 5.18 is modified in its entirety to read as follows:

                  5.18 Consent Judgment. Borrower shall at all times comply with all of the obligations (relating to, among other things, the waste water treatment facilities on the Premises) arising pursuant to that certain Consent Judgment entered in the civil action titled State of Arizona v. BIS-ILE Associates, et al. (Superior Court, Maricopa County, Arizona, Civil Action No. CV 91-16634), dated June 28, 1991 (the "Consent Judgment"), and shall notify Lender of any breach or default under the Consent Judgment. If Borrower fails to comply with the Consent Judgment, then the giving of thirty (30) days' notice to Borrower, Lender may, in addition to any of its other rights and remedies, and with or without declaring an Event of Default, pay any amount Borrower is
              obligated  to  pay  in  connection  with  the  Consent   Judgment,
              including, without limitation, fines due under the Consent Judgment or expenditures to repair or replace the existing waste water treatment facilities on the Premises. Borrower shall reimburse Lender for all such expenditures immediately on demand and such expenditures shall bear interest at the rate applicable from time to time under the Note from the date of expenditure until paid.

              2.1.13 Section 6.1(a) (xv) is modified in its entirety to read as follows:

                  (xv) Guarantor shall fail to  perform any obligation set forth in the Repayment Guaranty.

              2.1.14 A new Section 6.1(a)(xvi) is added to provide as follows:

              The occurrence of an Event of Default under or pursuant to that certain Promissory Note dated October 4, 1994, executed by Guarantor in favor of Lender, in the original principal amount of $500,000.00, as such Promissory Note may be extended, modified, amended, renewed or restated from time to time.

              2.1.15 A new Section 6.1(a)(xvii) is added to provide as follows:

              Any representation and warranty of Guarantor in the Repayment Guaranty is materially false, incorrect or misleading as of the date made or renewed.

              2.1.16 Section 8.3 is modified in its entirety to read as follows:

                  8.3 [Intentionally deleted.]

              2.1.17 Exhibit C is modified in its entirety to appear in the form set forth in Exhibit C attached hereto.

              2.1.18 Exhibit D is modified in its entirety to appear in the form attached hereto as Exhibit D.

     2.2 The securing clause of the Security Agreement is modified in its entirety to read as follow:

              To secure performance of the covenants and agreements herein set forth and payment of Debtor's promissory note dated October 4, 1994 in the sum of Two Million and no/100 Dollars ($2,000,000.00), which Note restates Debtor's promissory note dated September 9, 1991, and interest as specified therein and any and all extensions or renewals thereof in whole or in part.

     2.3 Recital B of the Assignment is modified in its entirety to read as follows:

              B. Pursuant to the Loan Agreement, Lender has agreed to lend to Borrower up to Two Million and no/100 Dollars ($2,000,000) (the "Loan") for the purpose of, among other things, acquiring the Premises and Improvements (collectively the "Project").

     2.4 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

     2.5 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

     2.6 Effective upon Borrower's satisfaction of all conditions precedent set forth herein and performance of all obligations set forth in Section 5 herein, Bank and Borrower confirm and acknowledge the termination of the Additional Loan Agreement. In connection therewith, Bank agrees to (i) return the Letter of Credit, and (ii) stamp the Guarantees as "paid" or "cancelled", returning the same to the guarantors.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

     The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

     4.7 All Timeshare Documents (as defined in the Acquisition Loan Agreement) remain in full force and effect and no amendments, modifications, restatements or supplements have been entered into since the execution of the Acquisition Loan Agreement, except as disclosed to Bank in writing concurrently herewith.

     4.8 Borrower's fractional interest in the Project as of the date hereof is 4450/8925, less any fractional interests sold, in the normal course of business, by Borrower during the period from September 23, 1994 through October 4, 1994.

5.  BORROWER COVENANTS.

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

     5.3.1 All accrued and unpaid interest under the Acquisition Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

     5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

     5.3.3 A fee for the commitment in an amount equal to one percent (1%) of the difference between (i) $2,000,000.00, and (ii) the sum of the balances of the Acquisition Loan and the Additional Loan set forth in Recitals A and B to this Agreement.

     5.3.4 All outstanding and unpaid principal under the Additional Note, together with accrued and unpaid interest thereon and all amounts, other than interest and principal, due and payable by Borrower under the Additional Loan Agreement or any other document, instrument or agreement executed in connection therewith.

     5.4 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be executed and delivered to Bank the First Amendment to Deed of Trust, dated of even date herewith, amending the Deed of Trust to secure repayment of the restated promissory note delivered pursuant to Section 5.6 below.

     5.5 On or before October 15, 1994, Borrower shall cause to be delivered to Bank, at Borrower's sole cost and expense, a new title insurance policy insuring the Deed of Trust, issued by a title insurance company acceptable to Bank in its sole discretion, and subject only to such exceptions as may be acceptable to Bank in its sole discretion. Such policy shall reflect that the interest in the property encumbered by the Deed of Trust is not less than a 4450/8925 fractional interest therein.

     5.6 Contemporaneously with the execution and delivery of this Agreement, Borrower has executed and delivered to Bank a restated promissory note evidencing Borrower's indebtedness under or pursuant to the Acquisition Loan Agreement as modified hereby.

     5.7 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused Guarantor to execute and deliver to Bank a Repayment Guaranty in form and substance satisfactory to Bank.

     5.8 On or before October 15, 1994, Borrower shall cause to be executed and delivered to Bank by Tammac Financial Corp., a Delaware corporation, a Subordination Agreement in favor of Bank and in form satisfactory to Bank, subordinating the lien and encumbrance of the Tammac Deed of Trust (as defined in the Acquisition Loan Agreement) to the lien and encumbrance of the Deed of Trust, as amended by the First Amendment to Deed of Trust executed and delivered pursuant to Section 5.4 above.

     5.9 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank all amendments, modifications, restatements, or supplements to any or all of the Timeshare Documents (as defined in the Acquisition Loan Agreement). All such amendments or supplements shall be in form satisfactory to Bank in its sole discretion.

     5.10 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank a partnership certificate authorizing Borrower's execution of this Agreement and all other documents and instruments referred to herein and the transaction contemplated hereby.

     5.11 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused Guarantor to deliver to Bank a resolution of Guarantor's Board of Directors authorizing Guarantor's execution of the Repayment Guarantee required pursuant to Section 5.7 above, together with certified copies of Guarantor's Articles of Incorporation and Bylaws, and a good standing certificate issued by Guarantor's state of incorporation.

     5.12 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be delivered to Bank an opinion of Borrower's counsel with respect to such matters as Bank may require and in form and substance satisfactory to Bank in its sole discretion.

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

     Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement and has satisfied any and all other conditions precedent set forth herein, and (iii) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement. Until all of the foregoing are satisfied, Bank shall be under no obligation to advance additional proceeds under the Acquisition Loan or to release any collateral securing the Acquisition Loan or the Additional Loan. If Borrower does not perform its obligations hereunder and satisfy all conditions precedent herein as and when required, Bank, at its option, may terminate its obligations hereunder, and the Acquisition Loan and the Additional Loan shall continue to be payable in accordance with their terms. If Borrower performs all obligations hereunder and satisfies all conditions precedent herein as and when required (as determined by Bank), the amendments to the Loan set forth herein shall become effective and Bank shall make the disbursements of the Loan set forth on Exhibit D hereto.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
     WAIVER.

     The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Acquisition Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

     The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                            LOS ABRIGADOS PARTNERS LIMITED
                                            PARTNERSHIP, an Arizona limited
                                            partnership

                                            By:      ILE Sedona Incorporated, an
                                                     Arizona corporation,
                                                     General Partner

                                            By: Joseph P. Martori
                                                --------------------------
                                            Name: Joseph P. Martori
                                                  ------------------------
                                            Title: Chairman/President
                                                   -----------------------



                                            BANK ONE, ARIZONA, NA, a national
                                            banking association



                                            By: Steve Strehlow
                                                --------------------------
                                            Name: Steve Strehlow
                                                  ------------------------
                                            Title: A.V.P.
                                                   -----------------------






                                   EXHIBIT D


                           LOAN DISBURSEMENT SCHEDULE


Amount of Loan ..........................................        $ 2,000,000.00

Less:  Existing balance as of 10/4/94: ..................           (329,000.00)

Subtotal: ................................................       $ 1,671,000.00

1. Appraisal fee due Lender ..............................            10,000.00

2. Commitment fee due Lender .............................             9,185.80

3. Legal fees of Lender ..................................             6,500.00

4. Title and recording fees due
     Transamerica Title ..................................             3,361.00

5. Lender's processing and closing fee ...................             1,500.00

6. Payoff of balance due pursuant to the
     Loan Agreement dated October 22, 1993 ...............           752,419.56

Balance (to Borrower): ...................................       $   888,033.64